UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 13, 2020

GREENWAY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-55030	90-0893594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1521 North Cooper Street, Suite 205 Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

800-289-2515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GWTI	OTC Markets OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

Delayed Filing of Quarterly Report on Form 10-Q and Reliance on the Securities and Exchange Commission (the (“SEC”) Order Regarding 45-Day Extension

Greenway Technologies, Inc., a Texas corporation (the “Company”), files this Current Report on Form 8-K ("Report") in reliance on the SEC Order dated March 25, 2020, Release No. 34-88465 (the “Order”). The purpose of this Report is to notify investors and the public at large of the Company’s likely inability to timely file a Quarterly Report on Form 10-Q for the First Quarter of the 2020 Fiscal Year ("Quarterly Report") due to circumstances related to the novel coronavirus and its related disease known as COVID-19.

In particular, COVID-19 has caused severe disruptions in client support, development and limited access to the Company’s books and records resulting in limited support from staff and professional advisors. This has, in turn, delayed the Company’s ability to conduct necessary work to finalize its financial statements which may otherwise impact the Company’s ability to complete its Quarterly Report. Notwithstanding the foregoing, the Company anticipates filing its Quarterly Report on or before June 29, 2020, which is within the 45-day period from the Report’s original filing deadline of May 15, 2020, provided by the Order.

In light of the current COVID-19 pandemic, the Company will be including the following additional Risk Factor in its Report:

The occurrence of an uncontrollable event such as the COVID-19 pandemic may negatively affect our operations and ability to file timely and accurate financial information.

A significant portion of the Company’s business, financial and governance operations are contracted with certain independent contractors and third-parties currently on “lock-down” orders or “shelter in place” recommendations related to the national health crisis created by the COVID-19 pandemic, including key people responsible for assisting the Company in the development of its financial statements. As a result of the travel and work restrictions stemming from the COVID-19 pandemic, the Company may be unable to fully review and certify certain financial statements that it needs to permit the Company to file timely and accurate quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2020, by the prescribed dates without undue hardship and expense to the Company.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “expect,” “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “likely,” “plan,” “intend,” or similar expressions or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based only on information available to the Company as of the date of this release. Any such forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including, without limitation, those set forth in the Company’s filings with the Securities and Exchange Commission. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENWAY TECHNOLOGIES, INC.
(Registrant)
Date: May 13, 2020

	By:	/s/ Ransom B. Jones
Ransom B. Jones
Chief Financial Officer